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                                                                    EXHIBIT 99.2

                   AGREEMENT TO SELL STOCK AND MUTUAL RELEASE

         THIS AGREEMENT TO SELL STOCK AND MUTUAL RELEASE ("Agreement"), dated as of October 30, 2003, by and among PSB GROUP, INC., a Michigan corporation (the "Company") and NELS OLSON ("Olson"), an individual.

                                 R E C I T A L S

         Whereas, the Company has engaged in certain discussions concerning various alternative means by which the Company can increase stockholder value for the benefit of all of the Company's shareholders; and

         Whereas, Olson owns 263,118 shares of common stock of the Company (the "Shares"); and

         Whereas, Olson has proposed to sell the Shares to the Company in accordance with the terms of this Agreement; and

         Whereas, the Board of Directors of the Company, in consultation with legal and financial advisors, has unanimously determined that the actions to be taken by the Company described herein are in the best interests of the Company and its shareholders;

         NOW, THEREFORE, the Company and Olson in consideration of the agreements, covenants and conditions set forth herein, agree as follows:

                                    ARTICLE 1

                                 SALE OF SHARES

         1.1 SALE OF SHARES BY OLSON. Olson shall sell the Shares to the Company on the Closing Date (as hereinafter defined).


         1.2 PURCHASE PRICE. The Company agrees to pay $23.3125 for each of the Shares ($6,133,938.30 in the aggregate) payable in immediately available funds on the Closing Date.


                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES
                                    OF OLSON

         Olson represents and warrants to the Company as follows:


         2.1 OWNERSHIP AND DELIVERY OF SHARES. Olson is the rightful owner of record of the Shares and, except with respect to a pledge of the Shares granted to Citizens First Savings Bank ("Citizens First") (the "Stock Pledge") to secure indebtedness of Olson with Citizens First (the "Bank Debt"), the Shares are owned by Olson, free and clear of any and all pledges, security interests, liens, charges, encumbrances or adverse claims. There are no




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outstanding options, warrants, calls, subscriptions, agreements or commitments of any character affecting the Shares. Olson is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Shares.


         2.2 AUTHORIZATION OF TRANSACTION. Olson has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement has been duly and validly authorized, executed and delivered by Olson and constitutes the valid and legally binding obligation of Olson, enforceable against him in accordance with the terms and conditions hereof. Except in connection with the Stock Pledge, Olson is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval in order to consummate the transactions contemplated by this Agreement.


         2.3 NONCONTRAVENTION. Except with respect to the Stock Pledge, neither the execution and the delivery by Olson of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction to which Olson is subject, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Olson is a party or by which Olson is bound or to which any of his assets are subject.


         2.4 LITIGATION. Olson has no knowledge of any action, suit, proceeding, hearing, or investigation of, in or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator involving the Shares, his ownership or authority with respect to the Shares, or the transactions contemplated by this Agreement.


         2.5 ENTIRE OWNERSHIP. Other than the Shares, Olson does not beneficially own, directly or indirectly, any securities issued by the Company. From the date of this Agreement up to and including the Closing Date, Olson will not acquire any additional securities of the Company.


         2.6 STOCK PLEDGE. Olson has communicated the terms of this Agreement to Citizens First and he has no reason to believe that Citizens First will object hereto or will take any action or fail to take any action which would be reasonably likely to cause the transactions contemplated by this Agreement to fail to occur on or before October 31, 2003.


                                    ARTICLE 3


                  REPRESENTATION AND WARRANTIES OF THE COMPANY


         The Company represents and warrants to Olson as follows:


         3.1 AUTHORIZATION OF TRANSACTION. The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms and conditions.




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         3.2 NONCONTRAVENTION. Neither the execution and the delivery by the
Company of this Agreement, nor the consummation by the Company of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction to which the Company is subject, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which any of its assets are subject.


         3.3 LITIGATION. The Company has no knowledge of any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator involving the transactions contemplated by this Agreement.


                                    ARTICLE 4


                                OTHER PROVISIONS


         4.1 OTHER PROVISIONS. From the date hereof through and including the third (3rd) anniversary of the date first written above, Olson agrees that, without the Company's prior written consent, Olson will not:

         (a) acquire, announce an intention to acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of any common stock of the Company or any other securities of the Company (collectively the "Securities") or direct or indirect rights or options to acquire (through purchase, exchange, conversion or otherwise) any Securities;

         (b) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 under the 1934 Act) to vote any Securities, seek to advise, encourage or influence any person or entity with respect to the voting of any Securities, initiate or propose any shareholder proposal under Rule 14a-8 under the 1934 Act or induce or attempt to induce any other person to initiate any shareholder proposal;

         (c) make any statement or proposal, whether written or oral, to the Board of Directors of the Company, or to any director, officer or agent of the Company, or make any public announcement or proposal whatsoever with respect to a merger or other business combination, sale or transfer of assets, recapitalization, dividend, share repurchase, liquidation or other extraordinary corporate transaction with the Company or other transaction which could result in a change of control, or solicit or encourage any other person to make such statement or proposal;

         (d) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any Securities;

         (e) otherwise act, alone or in concert with others, to seek to exercise any control over the management, Board of Directors or policies of the Company;



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         (f)   make a public request to the Company (or its directors, officers, shareholders, employees or agents) to amend or waive any provisions of this Agreement, the Articles of Incorporation or Bylaws of the Company;

         (g) take any action which might require the Company to make a public announcement regarding the possibility of any transaction referred to in paragraph (c) above or similar transaction or, advise, assist or encourage any other persons in connection with the foregoing;

         (h) provide, or act in concert with any Person to provide, any funds, services, or facilities, to any Person in support of any activity by such Person that would be a violation of Olson's covenants under this Section 4.1 if undertaken by any of them; or

         (i) disclose any intention, plan or arrangement inconsistent with the foregoing.


         4.2 CONDUCT. Olson agrees that, at all times following the signing of this Agreement, he shall not make Negative Statements about the Company or its direct or indirect subsidiaries ("Affiliates"). The Company agrees that, at all times following the signing of this Agreement, its directors and executive officers shall not make any Negative Statements about Olson. The term Negative Statements shall mean false, negative, critical or disparaging statements, in the case of the Company, concerning the Company or its Affiliates, its management, its method of doing business, the quality of its products and services, its role in the community, or its treatment of Olson, and in the case of Olson, concerning Olson or his position on the Boards of Directors of the Company and the Affiliates. Nothing contained herein shall preclude the Company from making such statements as the Company may deem necessary or appropriate, upon advice from legal counsel, in conjunction with the 1933 Act, the 1934 Act, rules and regulations of the SEC or banking laws or other legal requirements.


                                    ARTICLE 5

                                 MUTUAL RELEASES


         5.1 RELEASE AND WAIVER. Effective upon the Closing Date, each of the parties hereto, for itself and for the Affiliates and for each of their respective principals, members, partners, fiduciaries, managers, directors, stockholders, officers, agents and employees and for the predecessors, successors and assigns of each of them (the "Releasing Persons"), does hereby forever and unconditionally release, acquit and discharge each of the other parties hereto, the Affiliates and each of their respective principals, members, partners, fiduciaries, managers, directors, shareholders, officers, agents and employees, and the predecessors, successors and assigns of each of them (collectively the "Released Persons"), with respect to any and all claims, controversies, causes of action, suits or liabilities of whatever kind or nature, whether known or unknown, whether in law or in equity, which the Releasing Persons had or has against any Released Person for any matter, thing, event or omission which arises directly or indirectly out of the ownership by Olson of the Shares or Olson's service as a director of the Company or any of its Affiliates, including without limitation claims which such Person has or believes it may have as a shareholder relating to fiduciary duties of directors or officers, disclosure or similar matters;





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provided, however, that nothing contained herein shall release any claim with respect to this Agreement.


                                    ARTICLE 6

                  CONDITIONS TO THE OBLIGATIONS OF THE PARTIES


         The obligation of Olson and the Company to consummate the transactions contemplated by this Agreement is further subject to the satisfaction (or waiver) of the following conditions:


         6.1 COMPLIANCE BY OLSON AND THE COMPANY. (a) All the terms, covenants and conditions of this Agreement required to be complied with and satisfied by each of Olson and the Company on or prior to the Closing Date shall have been duly complied with and satisfied in all materials respects, and (b) the representations and warranties made by each of Olson and the Company shall be true and correct in all material respects at and as of the Closing Date.


         6.2 CERTIFICATES. Olson and the Company shall have each delivered to the other a signed certificate, dated the Closing Date, certifying that such party has met and fully complied with all of the conditions set forth herein.


         6.3 BANK INDEBTEDNESS. Citizens First shall have delivered to the Company simultaneously with the Closing, evidence satisfactory to the Company that the Stock Pledge has been terminated.


                                    ARTICLE 7


         7.1 CLOSING. Consummation of the transactions contemplated hereby shall take place at such place as the parties shall agree upon (referred to herein as "Closing"). The date of the Closing hereunder (the "Closing Date") shall be October 31, 2003, or such earlier date as the parties may agree.


         7.2 CLOSING DOCUMENTS. At the Closing, the following documents shall be delivered:

         (a) Olson shall deliver to the Company such stock certificates, stock powers, assignments, bills of sale with covenants of warranty, endorsements, and other good and sufficient instruments of transfer and conveyance as shall be effective to vest in the Company good and valid title to the Shares free and clear of all pledges, security interests, liens, charges, encumbrances or adverse claims of any kind or nature, including the Stock Pledge.

         (b) The Company shall deliver, pursuant to the wire transfer instructions contained in Exhibit A hereto, to Citizens First the amount of the Purchase Price as is described in Exhibit A hereto to satisfy in full the Bank Debt and shall deliver, pursuant to the




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               wire transfer instructions contained in Exhibit A hereto, to
               Olson the amount of the Purchase Price as described in Exhibit A hereto.

         (c) The Company and Olson shall deliver to each other the documents contemplated by Article 6 of this Agreement.

         (d) Olson shall deliver to the Company his written resignation effective on the Closing Date from all positions as a member of any Board of Directors, or any committee thereof, of the Company or any of the Affiliates.


                                    ARTICLE 8

                                   TERMINATION


         8.1 TERMINATION. This Agreement may be terminated at any time:

         (a)   by the mutual consent of Olson and the Company;

         (b) by the Company, if there shall have been a material breach of any covenant or representation or other agreement of Olson hereunder, and such breach shall not have been remedied within three (3) business days after receipt by Olson of a notice in writing from the Company specifying the breach and requesting such be remedied; or

         (c) by Olson, if there shall have been a material breach of any covenant or representation or other agreement of the Company hereunder, and such breach shall not have been remedied within three (3) business days after receipt by the Company of notice in writing from Olson specifying the breach and requesting such be remedied.

         (d) By the Company or Olson if the Closing Date does not occur on or before October 31, 2003.


         8.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to
Section 8.1, all obligations and agreements of the parties hereunder shall terminate, except that no such termination shall relieve any party from liability for any prior breach of this Agreement.


                                    ARTICLE 9

                                  MISCELLANEOUS


         9.1 DEFINED TERMS. The following shall have the meanings indicated:


         "Person" shall have the meaning specified in Section 2(a)(2) of the 1933 Act.


         "SEC" shall mean the U.S. Securities and Exchange Commission.


         "1933 Act" shall mean Securities Act of 1933, as amended.


         "1934 Act" shall mean Securities Exchange Act of 1934, as amended.




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         9.2 EFFORTS TO CLOSE. Subject to the terms and conditions hereof, the
Company and Olson each agree to use their best efforts to take all action to fulfill their respective obligations under the terms of this agreement and to facilitate the consummation of the transactions contemplated hereby including, in the case of Olson, the satisfaction of the condition contained in Section 6.3 hereof.


         9.3 SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that, in addition to any other remedies which they may have, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction.


         9.4 EXPENSES. Each party to this Agreement shall pay its own costs and expenses (including all legal, accounting, broker, finder and investment banker fees) relating to this Agreement, the negotiations leading up to this Agreement and the transactions contemplated by this Agreement.


         9.5 ATTORNEYS' FEES. Notwithstanding Section 9.4 hereof, should an action be instituted by either of the parties hereto in any court of law or equity pertaining to the enforcement of any of the provisions of this Agreement, the prevailing party shall be entitled to recover, in addition to any judgment or decree rendered therein, all court costs and reasonable attorneys' fees and expenses.


         9.6 PUBLIC DISCLOSURE. As soon as practicable following the execution and delivery of this Agreement, the Company shall issue a press release or make other public communications with respect to this subject matter hereof. It is further expected that the Company will file the press release and a copy of this Agreement as part of a Form 8-K filing under the 1934 Act. The Company will endeavor to provide Olson with a copy of the press release in advance of such filing and will give reasonable consideration to any comments he may have.


         9.7 AMENDMENT. This Agreement shall not be amended or modified except by a writing duly executed by the parties hereto.


         9.8 FURTHER ASSURANCES. Each party to this Agreement shall execute all instruments and documents and take all actions as may reasonably be necessary to effectuate this Agreement.


         9.9 ENTIRE AGREEMENT. This Agreement, including the other instruments, agreements and documents delivered pursuant to this Agreement, contain all of the terms, conditions and representations and warranties agreed upon by the parties relating to the subject matter of this Agreement and supersede all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.


         9.10 HEADINGS. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.



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         9.11 NOTICES. All notices, requests, demands, and other communications hereunder shall be deemed to have been duly given if delivered in person, or by electronic facsimile, or mailed, certified and registered mail with postage prepaid (and, if by electronic facsimile, with acknowledgment or evidence of receipt or with copies mailed, certified or registered mail with postage prepaid):

         (a) If to Olson:

                           Nels Olson
                           15816 Lakeview Court
                           Gross Point Park, Michigan  48230

                  With a copy to:

                           McDonnell, Conley, Arslanian & Neveux, LLP
                           38500 Woodward Avenue, Suite 300
                           Bloomfield Hills, Michigan  48304
                           Facsimile:  (248) 540-7572
                           Attn:  Donald E. Conley


         (b) If to the Company:

                           PSB Group, Inc.
                           1800 East Twelve Mile Road
                           Madison Heights, Michigan  48071-2600
                           Facsimile:  (248) 548-7930

                  With a copy to:

                           Howard & Howard Attorneys, P.C.
                           The Michigan Building, Suite 200
                           100 Portage Street
                           Kalamazoo, Michigan  49007
                           Facsimile:  (269) 382-1568
                           Attention:  Joseph B. Hemker


         9.12 SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.


         9.13 WAIVER. Waiver of any term or condition of this Agreement by any party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.



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         9.14 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall confer any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.


         9.15 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each and every representation, warranty and agreement of the Parties contained herein or in any certificate, schedule or other document delivered before or at the Closing shall survive the Closing.


         9.16 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Michigan without regard to conflict of law principles.


         9.17 CONSTRUCTION. Each party to this Agreement and its counsel have reviewed and revised this Agreement. The rule of construction that any ambiguity shall be resolved against the drafting party shall not be employed in the interpretation of this Agreement.


         9.18 SUCCESSORS AND ASSIGNS; ASSIGNMENT. All of the terms, covenants and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto shall be permitted to assign its rights under this Agreement except with the written consent of the other party. No assignment or transfer permitted hereunder shall relieve any such assignor or transferor of any of its obligations hereunder and any assignee or transferee shall assume in writing all of the undertakings of assignor or transferor under this Agreement.


         9.19 COUNTERPARTS. This Agreement may be signed in counterpart, each of which shall be deemed to be an original instrument and all of which shall constitute a single agreement.


         IN WITNESS WHEREOF, each of the parties have executed this Agreement as of the day and year first above written.

                                 PSB GROUP, INC.



                                 /s/Robert L. Cole
                                 ---------------------------------------
                                 Robert L. Cole, President and CEO



                                 /s/Nels Olson
                                 ---------------------------------------
                                 Nels Olson





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